                     LENDING AND PROCEEDS OF LOAN AGREEMENT


     This Agreement is entered into this 24th day of September 1997 at Tecate,
State of Baja California Norte,  Mexico by and among    the  undersigned,
Cerveceria Rio Bravo S.A. de C.V., American Craft Brewing International Limited and Internacional de Mexico S.A. de C.V. a Mexican corporation (the "lender")

     WHEREAS, Internacional de Mexico S.A. de C.V. has loaned to Cerveceria Rio Bravo S.A. de C.V. the sum of Three Hundred Thousand and no/100 Dollars ($300,000.00) as evidenced by a note arid security agreement dated September 24, 1997; and

     WHEREAS, American Craft Brewing International Limited as sole shareholder of Cerveceria Rio Bravo S.A. be C.V. has consented to the execution by Cerveceria Rio Bravo S.A. de C.V. of the note and security agreement; and

     WHEREAS, the loan in the sum of $300,000.00 is essential to the continued operations of Cerveceria Rio Bravo S.A. be C.V. in which American Craft Brewing International Limited is the sole shareholder.

     NOW, THEREFORE, in consideration of the above, the parties hereto do hereby agree as follows:

   A. As consideration for the loan, Cerveceria Rio Bravo S.A. de C.V. agrees to pay to Internacional de Mexico S.A. de C.V. two (2) points or $6,000.00 at the funding of said loan.

   B. Cerveceria Rio Bravo S.A. de C.V. and American Craft Brewing International Limited agree that they shall pay from the loan proceeds of $300,000.00 only those obligations connected and associated with the maintenance and operation of the brewing facility located in Tecate. That said proceeds are limited to payments of past due, current and future obligations and for no other purpose. In that regard, Cerveceria Rio Bravo S.A. de C.V. is authorized to pay to Cabo Distributing Company, Inc. the sum of $39,000.00 for past due billings. It is agreed by the parties herein that the payment to Cabo Distributing Company, Inc. is part of the consideration for Internacional de Mexico S.A. de C.V. making said loan

   C. As further consideration for Internacional de Mexico S.A. de C.V.'s loan to Cerveceria Rio Bravo S.A. be C.V. of the sum of Three Hundred Thousand and no/100 Dollars

     ($300,000.00), American Craft Brewing International Limited herein agrees to issue to the Lender One Hundred Thousand (l00,000) of its $0.50 five-year six-month warrants to purchase shares of its common stock in the form of Annex A hereto.


American Craft Brewing International Limited:


          BY: /s/ Peter W. H. Bordeaux
             -------------------------------
             Peter W. H. Bordeaux President



          BY: /s/ James L. Ake
             -------------------------------
             James L. Ake, Secretary



Cerveceria Rio Bravo S.A. de C.V.



          BY:  /s/ Peter Bordeaux
             -------------------------------
             Peter W. H. Bordeaux, President



          BY: /s/ James L. Ake
             -------------------------------
             James L. Ake,  Secretary



Iniernacional de Mexico S.A. de C.V.


          BY: /s/ Fernando Guierrez Saenz
             -------------------------------
             Fernando Gutierrez Saenz, President

Annex A

          Lender acknowledges that it is a sophisticated financial institution capable of evaluating and bearing the risks of investment and that it has had full access to financial and other information concerning the borrower and the issuer of the warrants and their respective officers and the opportunity to ask such questions as it in its discretion desired. Lender acknowledges and agrees that the warrants being issued nor the common stock issuable upon exercise thereof has been registered under the United States Securities Act of 1933 or any other Mexican or U.S. securities law. Lender acknowledges and agrees that it is acquiring the warrants being issued to it pursuant hereto for investment and not with any view to the distribution thereof and that it will not transfer the warrants or any common stock issuable upon exercise thereof without registering the same under the United States Securities Act of 1933 and any applicable Mexican or other U.S. securities law unless it has first provided to the issuer of the warrants an opinion of counsel satisfactory to it stating that it is not necessary to register such warrants or such stock under the United States Securities Act of 1933 or any other Mexican or U.S. securities law and the transferee agrees to abide by the foregoing restrictions, and that a legend to the foregoing effect may be placed on such warrants and any common stock issuable upon exercise thereof.